YP.Net™

Investor Presentation

2004

Angelo Tullo- CEO
David Iannini- CFO

Disclaimer:

During the course of this presentation we may discuss YP.Net's business outlook, which contains forward-looking statements. These particular forward-looking statements AND all other statements that may be made during this presentation that are not historical facts, are subject to a number of risks and uncertainties, and actual results may differ materially. Please refer to our periodic filings on Forms 10-KSB and 10-QSB made with the SEC for more information on the risk factors that could cause actual results to differ.

What We Do

- We publish basic business and individual listings on our website (www.yp.com) similar to print Yellow Page publishers.
- Basic business listings contain business name, address and phone number for 18 million US businesses. Similar to the print Yellow Pages there is no charge for this basic listing.
- We generate revenues from advertisers who desire increased exposure for their business over and above the basic listing.
- Our advertisers pay us monthly fees similar to what they pay print Yellow Page providers for enhanced advertisements.
- We offer several different listings to our advertising customers
  - Internet Advertising Package™ (IAP) at $21.95-$34.95/month
  - Internet Dial-Up Package™ (IDP) at $34.95/month
  - Online QuickSite Package ™ (Quicksite™) at $200 start up plus $39.95/month

YP.Net Products

Leading Product

Internet Advertising Package (IAP) includes:

- A 40 word Mini-Webpage with a business description detailed enough to allow buying decisions but concise enough to be displayed on hand held devices
- A high priority listing with bold graphics
- Door to door mapping services
- A free phone call feature from the user to the advertiser
- Free links to the advertiser's email and web site
- Information made available to anyone in the world

YP.Net Products

Add On Products

Online Quick Site Package

- Expands Mini-Webpage to eight page website
- Advertiser has direct access and modification capability at any time
- Serves same purpose as display ads in print yellow pages

Internet Dial Up Package (IDP)

- Provides IAP customers with on-line access
- Bundles IDP and IAP

The Marketing and Customer Service Process

Marketing

- Average of 1 million mailings per month to database of US businesses
- Mailing details specifics of offer
- $3.50 Activation Check starts the process
- Confirmation card generally sent within 20 days
- 120 day risk free offer

Customer Service

- Outbound calling confirms sale, verifies information and develops Mini-Webpage with Advertiser
- Inbound calling provides customer service
- Quality Assurance monitors the process

Market Position and Growth Prospects

- #1 in Yellow Page Internet paying advertising customer count[1] with:
  - 283,000 activated customers
  - 253,000 paying customers
- Advertising customer growth of 124% over one year
- Added over 9,000 customers per month, on average, during calendar 2003
- Substantial additional growth potential with market penetration of:
  - Less than two percent on a number of advertisers basis
  - Six percent on an Internet advertising dollar basis

1) As of 12/31/03
Source: Simba

YP.Net Competitive Advantages

The principal competitive advantages of YP.Net are:

- An effective but low cost marketing program through its use of direct mail and incentives for targeted customers.
- The only independent Internet Yellow Page provider that can offer account payment through local telephone billing.
- A corporate name and logo that is easily recognized by the yellow page searcher.
- Marketing relationships with partners such as Overture, My Area Guide, Switchboard, go2 and Palm, which are generating 170 million page views per month, more than triple the 51 million page views achieved in 2002.
- A pricing package that delivers outstanding value.

Internet Competitive Monthly Pricing Comparison

- YP.Net- $21.95- $34.95
- Switchboard- $35.00
- Dex Media- $60.00
- Smart Pages (Southwestern Bell)- $39.00- $49.00
- Super Pages (Verizon)- $55.00- $90.00

Competitive Advantages of Internet Yellow Pages Over Print

To the advertiser:

- Lower cost for a given level of content.
- Flexibility to change the content of the listing at any time including daily or weekly specials.

To the user:

- More current listing information.
- Quick access to business listings across the nation from any location.
- Fast and easy searching via desktop computer, laptop computer, PDA and cellular phone.
- Access to features such as mapping, calling, E-mail and website at the click of a button.

David Iannini Presentation Starts Here

Growth of the Print and Online Directory Advertising Market

The Kelsey Group market research firm projects advertising expenditures:

- The total print and online directory market of $15.0 billion to grow at 7% annually over the next five years to $21.3 billion by 2008.

- The online and wireless directory market segment of $0.5 billion to grow at 59% annually in the next five years to $5.2 billion by 2008.

- Market share of online directories
  - 3% in 2003
  - 25% in 2008

Summary of the Print and Online Directory Advertisement Market Growth

Advertising Revenue $ Billions					
	2003	**Market Share**	**2008**	**% Growth per year**	**Market Share**
Print	14.5	97%	16.1	2.50%	75
Online/ Wireless	**0.5**	**3%**	**5.2**	**59%**	**25**
Total	15	100%	21.3	7%	100

Economics of the Business Model

- Average of 1 million mailings per month.
- Random selection from the 18 million U.S. business data base.
- Cost approximately $400,000 per month.
- Initial order rate- 1% - 2%.
- Net Advertiser customer growth rate of 5-10 thousand customers per month.
- Average payback period on customer acquisition costs:
    - 1.8 months at 1% retention at $21.95
    - 3.6 months at 0.5% retention at $21.95
- Return on investment in customer acquisition cost over 300% per year.
- Average life of customer- 29 months.

YP.Net Investment Incentives

Outstanding 2003 Financial Performance

- Revenue Growth of 144% compared with the previous year
- EPS growth of 100% compared with the previous year
- Operating income margin improvement to 30% from 22%
- An annualized return on stockholders equity of 60%
- A high level of working capital
- Little or no debt
- Operating cash flow has quadrupled

YP.Net Investment Incentives

<u>Attractive Investment Characteristics</u>

- A leading position in the fast growing Internet Services Industry
- A recurring revenue stream
- A high growth, high margin, high ROI business model with pricing power.
- A price to earnings multiple which is below market averages
- An extremely low P/E to growth (PEG) ratio
- A market capitalization which has quickly grown to over $150 million
- Increasing share in a large potential market
- Dividend $.01 per quarter

Share Price Performance
YP.Net vs. Market Indices

YP.Net price has sharply outperformed all relevant indices over the past year.



3487%
3500%
3000%
2500%
2000%
1500%
1000%
500%
0%
26%
25%
50%
YPNT
S&P 500
DJIA
NASDAQ 100
Stock Price Increase (12/31/02-12/31/03)

Price Earnings Ratios
YP.Net vs. Market Indices

YP.Net price earnings ratio is modest compared to major indices.



60
50
40
30
20
10
0
20
27
22
60
YPNT
S&P 500
DJIA
NASDAQ 100
Trailing 12 Month P/E Ratio (prices at 2/05/04)

Peer Group Evaluation

Peer group consists of:

- Switchboard (SWBD)
- Ask Jeeves (ASKJ)
- Find What (FWHT)
- Infospace (INSP)

Comparative Peer Group 2003 Financial Performance

	Revenues ($millions)	Net Income ($millions)	Net Income Margin	ROE [2]	EPS	EPS Growth
YP.Net	30.8	7.9	26%	45%	.18	100%
Switchboard	15.2	2.1	14%	4%	.10	NM
Ask Jeeves	107.3	26.0	24%	36%	.40	NM
Find What [1]	70.6	11.2	16%	19%	.50	(10%)
Infospace	160.1	(6.3)	NM	NM	(.20)	NM

(1) Data based on Merriman Curhan Ford estimates

(2) ROE= Net Income / Year End equity

Comparative Peer Group Market Performance

Company	Market Cap (1) ($ millions)	Price Change (12/31/02-12/31/03)	P/E [1] (TTM)
YP.Net	172	3487%	20
Switchboard	117	153%	63
Find What	399	146%	24
Ask Jeeves	1010	608%	53
Infospace	1050	173%	NM

1) Source: CBS Marketwatch (2/05/04) and YPNT price of $3.60 per share

Price Appreciation
YP.Net vs. Peer Group


3487%
3500%
3000%
2500%
2000%
1500%
1000%
500%
0%
153%
146%
608%
173%
YPNT
SWBD
FWHT
ASKJ
INSP
Price Appreciation (12/31/02-12/31/03)

Peer Group: SWBD-Switchboard, Inc. · FWHT- Find What.com · ASKJ- Ask Jeeves, Inc. · INSP- Infospace, Inc.

Price/ Earnings Ratio
YP.Net vs. Peer Group[1]


70
60
50
40
30
20
10
0
20
63
24
53
YPNT
SWBD
FWHT
ASKJ
Price/ Earning Ratio

Peer Group: SWBD-Switchboard, Inc. · FWHT- Find What.com · ASKJ- Ask Jeeves, Inc.
[1] Based on trailing 12 months earnings and prices reported on CBS Marketwatch (2/0504).

Appendix:

Recent Initiatives and Milestones

February 2004	Branding program initiated
January 2004	Launched m.YP.com yellow page portal for mobile users to access the company's listings on Palm, PDA's and other handheld devices.
December 2003	Reached 222,000 paying customers (#1 in industry).
October 2003	Obtained exclusive rights to utilize SurfNet Media's patented streaming media technology in yellow page applications.

Recent Initiatives and Milestones

October 2003	Entered into agreement to display our listings on go2 Directory Systems online and wireless destination network.
July 2003	Acquired the YP.com URL
May 2003	Entered into agreements with Switchboard and Palm that enables their users to access our website.
April 2003	Introduced "Click 2 Call" automated dialing feature.
February 2003	Launched new advanced yellow page search engine.
December 2002	Established Outbound calling department.

History

1996	Incorporated in Nevada as Renaissance Center Inc.
July 1997	Articles of Incorporation restated. Name changed to Renaissance International Group.
June 1999	Acquired Telco Billing Inc. along with the Yellow Page URL.
October 1999	Changed corporate name to YP.Net, Inc. to identify our business focus.
February 1999	New Board and management appointed.
March 2000	1ST quarterly profit reported. Relisted on over the counter bulletin board. Received approval of marketing programs and guidelines from FTC. Developed proprietary Yellow Page search Engine with most complete database in the industry.